UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2021

The New Home Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6730 N Scottsdale Rd., Suite 290, Scottsdale, Arizona	85253
(Address of principal executive offices)	(Zip Code)

(602) 767-1426

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NWHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

As previously disclosed, on July 23, 2021, The New Home Company Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Newport Holdings, LLC, a Delaware limited liability company (“Parent”) which is controlled by funds managed by affiliates of Apollo Global Management, Inc., and Newport Merger Sub, Inc., a Delaware corporation and a wholly owned, direct subsidiary of Parent (“Merger Sub”). In connection with the transactions related to the Merger Agreement, on July 26, 2021, Merger Sub launched a consent solicitation (the “Consent Solicitation”) from registered holders (“Holders”) of the Company’s 7.250% Senior Notes due 2025 (the “Notes”) to certain amendments (the “Amendments”) to the Indenture, dated as of October 28, 2020, by and among the Company, the subsidiary guarantors of the Company party thereto (the “Guarantors”) and U.S. Bank National Association as trustee, as supplemented by the First Supplemental Indenture dated as of February 24, 2021, the Second Supplemental Indenture dated as of March 9, 2021, the Officer’s Certificate dated as of February 24, 2021 and by the Global Security for the 7.250% Senior Notes due 2025, as further amended or supplemented (the “Indenture”), to eliminate the requirement to make a “Change of Control Offer” with respect to the Notes in connection with the Merger (as defined in the Merger Agreement) and to make certain other customary changes for a privately-held company to the “Change of Control” provisions in the Notes.

In connection with the Consent Solicitation, on August 3, 2021, the Company and each of the Guarantors entered into that certain Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, which, when it becomes operative, will effectuate the Amendments.

The Amendments and the Third Supplemental Indenture will not become operative unless and until the satisfaction or waiver by Merger Sub of all conditions to the Consent Solicitation and Merger Sub (or its successor in the Merger) provides notice to Ipreo LLC, the information and tabulation agent for the Consent Solicitation, that it will pay the requisite consent fee, which will not occur until the Merger has been closed. If and when the Amendments become operative, all current Holders, including non-consenting Holders, will be subject to the terms of the Indenture as modified by the Third Supplemental Indenture.

The foregoing description of the Amendments and the Third Supplemental Indenture are not complete and are qualified in their entirety by reference to the Third Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 3.03	Material Modification of Rights to Security Holders.

The information set forth in Item 1.01 is incorporated by reference herein as such information relates to the Notes.

Item 7.01	Regulation FD Disclosure.

On August 4, 2021, Merger Sub issued a press release announcing the receipt of the requisite consents in connection with the Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of the Exchange Act or otherwise subject to the liabilities of the Exchange Act. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01	Other Events.

On August 3, 2021, pursuant to the terms of the Merger Agreement, upon the execution of Third Supplemental Indenture, the Marketing Period (as such term is defined in the Merger Agreement) was completed.

***

FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements which reflect management’s current views and estimates regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction, among other matters. The words “anticipate”, “assume”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “imply”, “intend”, “may”, “outlook”, “plan”, “potential”, “predict”, “project”, and similar terms and phrases are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company cannot assure investors that future developments affecting the Company will be those that it has anticipated. Actual results may differ materially from these expectations due to uncertainties related to the timing and expected financing of the tender offer and the merger; uncertainty surrounding how many of the Company’s stockholders will tender their shares in the tender offer; the possibility that any or all of the various conditions to the consummation of the tender offer, including the failure to receive required regulatory approvals from any applicable governmental entities, may not be satisfied or waived in a timely manner, if at all; the possibility of business disruptions due to transaction-related uncertainty; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; and other risks and uncertainties including those identified under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which are filed with the SEC and available at www.sec.gov, and other filings that the Company may make with the SEC in the future. If one or more of these risks or uncertainties materialize, or if any of the Company’s assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by the Company in this document speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The tender offer for the outstanding shares of common stock of the Company has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company’s common stock. The solicitation and offer to buy shares of the Company’s common stock will only be made pursuant to the tender offer materials that Merger Sub intends to file with the SEC. At the time the tender offer is commenced, Merger Sub will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Both the tender offer statement and the solicitation/recommendation statement will be mailed to the Company’s stockholders free of charge. Investors and stockholders may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available) at the SEC’s web site at www.sec.gov, by contacting ‘the Company’s Investor Relations either by telephone at (949) 382-7838, e-mail at investorrelations@nwhm.com or on ‘the Company’s website at www.NWHM.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated August 3, 2021, among the Company, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee.

99.1	Press Release, dated August 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2021

THE NEW HOME COMPANY, INC.

By:	/s/ John M. Stephens
Name:	John M. Stephens
Title:	Executive Vice President and Chief Financial Officer